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                                  EXHIBIT 99.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                ------------------------------------------------

In connection with the accompanying Annual Report on Form 10-K of Bull Run Corporation (the "Company") for the fiscal year ended June 30, 2002 (the "Annual Report"), I, Robert S. Prather, Jr., President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 14, 2002                    /s/ ROBERT S. PRATHER, JR.
                                          -------------------------------------
                                          Robert S. Prather, Jr.
                                          President and Chief Executive Officer





                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                ------------------------------------------------

In connection with the accompanying Annual Report on Form 10-K of Bull Run Corporation (the "Company") for the fiscal year ended June 30, 2002 (the "Annual Report"), I, Frederick J. Erickson, Vice President - Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 14, 2002                    /s/ FREDERICK J. ERICKSON
                                          -------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance and
                                          Chief Financial Officer





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                        REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders Gray Communications Systems, Inc.

         We have audited the consolidated balance sheet of Gray Communications Systems, Inc., as of December 31, 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gray Communications Systems, Inc., at December 31, 2000 and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                             ERNST & YOUNG LLP

Atlanta, Georgia
January 29, 2001


                                      F-1
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The following report is a copy of a report previously issued by Arthur Andersen
LLP and has not been reissued by Arthur Andersen LLP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of Rawlings Sporting Goods Company, Inc.:

We have audited the consolidated balance sheets of Rawlings Sporting Goods Company, Inc. (a Delaware corporation) and subsidiaries (the Company) as of August 31, 2000 and 1999 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended August 31, 2000, not presented separately herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rawlings Sporting Goods Company, Inc. and subsidiaries as of August 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended August 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                             ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
St. Louis, Missouri
November 15, 2000


                                      F-2